CHASE VISTA SMALL CAP EQUITY FUND
                        SUPPLEMENT DATED JANUARY 5, 1999
                   TO THE PROSPECTUS DATED FEBRUARY 27, 1998

The following replaces the second sentence of the first paragraph in the "How to Buy Shares" on page 12 of the Prospectus:

"Shares of the Fund may be purchased only through accounts that were established prior November 30, 1998."



CVSCE-36-199